EXHIBIT 99.2

THIRD QUARTER 2010

Supplemental Operating and Financial Data

Camden Ivy Hall - Atlanta, GA
Acquired July 27, 2010 - 110 Units
Under Construction and in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

Page
Press Release Text	3
Financial Highlights	6
Operating Results	7
Funds from Operations	8
Balance Sheets	9
Portfolio Statistics	10
Components of Property Net Operating Income	11
"Same Property" Third Quarter Comparisons	12
"Same Property" Sequential Quarter Comparisons	13
"Same Property" Year to Date Comparisons	14
"Same Property" Operating Expense Detail & Comparisons	15
Joint Venture Operations	16
Current Development Communities	17
Joint Venture Development Communities	18
Development Pipeline & Land	19
Notes Receivable Summary	20
Acquisitions and Dispositions	21
Debt Analysis	22
Debt Maturity Analysis	23
Debt Covenant Analysis	24
Unconsolidated Real Estate Investments Debt Analysis	25
Unconsolidated Real Estate Investments Debt Maturity Analysis	26
Capitalized Expenditures & Maintenance Expense	27
Non-GAAP Financial Measures - Definitions & Reconciliations	28
Other Data	30
Community Table	31

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
THIRD QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (November 4, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and nine months ended September 30, 2010.

Funds From Operations
FFO for the third quarter of 2010 totaled $0.65 per diluted share or $46.7 million, as compared to $0.70 per diluted share or $48.1 million for the same period in 2009.  FFO for the nine months ended September 30, 2010 totaled $1.98 per diluted share or $140.4 million, as compared to $2.29 per diluted share or $146.3 million for the same period in 2009.  FFO for the nine months ended September 30, 2009 included a $0.04 per diluted share impact from losses related to early retirement of debt.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported net income attributable to common shareholders (“EPS”) of $1.7 million or $0.02 per diluted share for the third quarter of 2010, as compared to $3.9 million or $0.06 per diluted share for the same period in 2009.

For the nine months ended September 30, 2010, net income attributable to common shareholders totaled $6.1 million or $0.09 per diluted share, as compared to $28.5 million or $0.46 per diluted share for the same period in 2009.  EPS for the nine months ended September 30, 2009 included a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 46,757 apartment homes included in consolidated same property results, third quarter 2010 same property NOI declined 0.6% compared to the third quarter of 2009, with revenues declining 0.9% and expenses declining 1.5%.  On a sequential basis, third quarter 2010 same property NOI increased 0.4% compared to the second quarter of 2010, with revenues increasing 1.1% and expenses increasing 2.2% compared to the prior quarter.  On a year-to-date basis, 2010 same property NOI declined 4.6%, with revenues declining 3.0% and expenses declining 0.5% compared to the same period in 2009. Same property physical occupancy levels for the portfolio averaged 94.3% during the third quarter of 2010, compared to 93.9% in the third quarter of 2009 and 94.2% in the second quarter of 2010.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
The Company completed two acquisitions during the quarter for approximately $41 million through its Multifamily Value Add Fund, in which it has a 20% interest:  Camden Yorktown, a 306-home stabilized apartment community in Houston, TX; and Camden Ivy Hall, a 110-home development community in Atlanta, GA.

The ownership of Camden Main & Jamboree, one of the Company’s joint venture communities, was restructured during the quarter, resulting in Camden’s ownership interest increasing from 30.0% to 99.9%.  The Company previously accounted for this joint venture under the equity method of accounting. Following the restructuring, Camden has consolidated this entity for financial reporting purposes.  The Company did not record a gain or loss on the restructuring, as the net consideration approximated the fair market value of the net assets received.

Development Activity
During the third quarter, the Company commenced construction on two new development communities:  Camden Lake Nona, a $61.0 million project in Orlando, FL; and Camden Summerfield II, a $32.0 million project in Landover, MD.  Initial occupancy at these communities is scheduled for late 2011 and mid-2012 respectively, with construction completions expected in late 2012.

Camden also completed lease-up of one fully-consolidated joint venture community during the quarter:  Camden Travis Street, a $30.9 million project that is currently 97% leased.  The Company has three additional joint venture communities in lease-up:  Belle Meade, a $37.6 million project that is currently 89% leased; Braeswood Place, a $50.2 million project that is currently 83% leased; and Camden Ivy Hall, a $17.5 million project that is currently 53% leased.

The Company has nine additional development communities which may begin construction in late 2010 through 2012.

Equity Issuance
During the third quarter, Camden issued 0.6 million common shares through its at-the-market (“ATM”) share offering program at an average price of $48.05 per share, for total net consideration of approximately $28.2 million.  Subsequent to quarter-end, the Company issued 1.0 million common shares through its at-the-market (“ATM”) share offering program at an average price of $49.25 per share, for total net consideration of approximately $50.4 million.  Year-to-date, Camden has issued approximately 4.0 million common shares through its ATM program at an average price of $47.52 per share, for total net consideration of approximately $185.0 million.

“We have continued to strengthen our balance sheet over the past several quarters and have reduced leverage by issuing equity through our ATM program,” said Richard Campo, Camden’s Chairman & Chief Executive Officer.  “These proceeds will be used to help fund our new development projects in a leverage-neutral way.”

Earnings Guidance
Camden updated its earnings guidance for 2010 based on its view of the current and expected apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.64 to $2.68 per diluted share, and full-year 2010 EPS is expected to be $0.14 to $0.18 per diluted share.  Fourth quarter 2010 earnings guidance is $0.66 to $0.70 per diluted share for FFO and $0.05 to $0.09 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 1.75% and 2.25%, expense growth between 0.5% and 1.0%, and NOI declines between 3.5% and 4.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Camden expects to issue earnings guidance for 2011 in conjunction with its fourth quarter 2010 earnings release on February 4, 2011.

Conference Call
The Company will hold a conference call on Friday, November 5, 2010 at 11:00 a.m. Central Time to review its third quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 3001742, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 186 properties containing 63,964 apartment homes across the United States.  Upon completion of three properties under development, the Company’s portfolio will increase to 64,681 apartment homes in 189 properties.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN			FINANCIAL HIGHLIGHTS
			(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2010		2009		2010		2009
Total property revenues (a)	$156,276		$155,225		$460,777		$467,519

EBITDA	81,439		81,050		241,686		251,510

Net income attributable to common shareholders	1,650		3,937		6,069		28,486
Per share - basic	0.02		0.06		0.09		0.46
Per share - diluted	0.02		0.06		0.09		0.46

Income from continuing operations attributable to common shareholders	1,324		3,658		5,354		9,334
Per share - basic	0.02		0.06		0.08		0.15
Per share - diluted	0.02		0.06		0.08		0.15

Funds from operations	46,680		48,112		140,361		146,266
Per share - diluted	0.65		0.70		1.98		2.29

Dividends per share	0.45		0.45		1.35		1.60
Dividend payout ratio	69.2%		64.3%		68.2%		69.9%

Interest expensed (including discontinued operations)	31,781		31,117		95,078		97,364
Interest capitalized	1,347		2,670		3,967		7,579
Total interest incurred	33,128		33,787		99,045		104,943

Principal amortization	1,100		1,099		3,401		5,320
Preferred distributions	1,750		1,750		5,250		5,250

Interest expense coverage ratio	2.6	x	2.6	x	2.5	x	2.6	x
Total interest coverage ratio	2.5	x	2.4	x	2.4	x	2.4	x
Fixed charge expense coverage ratio	2.4	x	2.4	x	2.3	x	2.3	x
Total fixed charge coverage ratio	2.3	x	2.2	x	2.2	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.7	x	2.5	x	2.7	x	2.5	x

Same property NOI increase (decrease) (b)	(0.6%)		(7.0%)		(4.6%)		(6.2%)
(# of apartment homes included)	46,757		42,670		46,757		42,670

Gross turnover of apartment homes (annualized)	79%		81%		66%		72%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	68%		70%		56%		59%

					As of September 30,
					2010		2009
Total assets					$4,606,735		$4,734,097
Total debt					$2,542,212		$2,622,157
Common and common equivalent shares, outstanding end of period (c)					72,621		69,036
Share price, end of period					$47.97		$40.30
Preferred units, end of period					$97,925		$97,925
Book equity value, end of period (d)					$1,762,891		$1,812,596
Market equity value, end of period (d)					$3,583,629		$2,882,151

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.

(c) Includes at September 30, 2010: 70,047 common shares (including 433 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,574).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		OPERATING RESULTS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING DATA	2010	2009	2010	2009
Property revenues
Rental revenues	$133,601	$132,758	$395,258	$403,248
Other property revenues	22,675	22,467	65,519	64,271
Total property revenues	156,276	155,225	460,777	467,519

Property expenses
Property operating and maintenance	47,430	46,266	135,844	132,285
Real estate taxes	16,817	17,803	53,359	54,692
Total property expenses	64,247	64,069	189,203	186,977

Non-property income
Fee and asset management income	2,145	1,818	6,028	6,093
Interest and other income	451	582	3,988	2,414
Income on deferred compensation plans	6,918	8,194	6,818	11,702
Total non-property income	9,514	10,594	16,834	20,209

Other expenses
Property management	4,789	4,377	14,994	13,848
Fee and asset management	1,155	1,074	3,611	3,512
General and administrative	7,568	7,532	22,339	23,010
Interest	31,781	31,117	95,078	97,364
Depreciation and amortization	43,685	42,697	129,963	130,197
Amortization of deferred financing costs	1,185	682	2,624	2,356
Expense on deferred compensation plans	6,918	8,194	6,818	11,702
Total other expenses	97,081	95,673	275,427	281,989

Gain on sale of properties, including land	-	-	236	-
Loss on early retirement of debt	-	-	-	(2,550)
Equity in income (loss) of joint ventures	(244)	(38)	(785)	592
Income from continuing operations before income taxes	4,218	6,039	12,432	16,804
Income tax expense - current	(712)	(126)	(1,286)	(772)
Income from continuing operations	3,506	5,913	11,146	16,032
Income from discontinued operations	326	279	715	2,265
Gain on sale of discontinued operations	-	-	-	16,887
Net income	3,832	6,192	11,861	35,184
Less income allocated to noncontrolling interests from continuing operations	(432)	(505)	(542)	(1,448)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$3,832	$6,192	$11,861	$35,184
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(5,323)	(8,732)	(19,549)	(10,307)
Reclassification of net losses on cash flow hedging activities	5,825	5,697	17,488	16,442
Unrealized gain on available-for-sale securities, net of tax	1,914	-	1,914	-
Comprehensive income	6,248	3,157	11,714	41,319
Less income allocated to noncontrolling interests from continuing operations	(432)	(505)	(542)	(1,448)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(5,250)	(5,250)
Comprehensive income attributable to common shareholders	$4,066	$902	$5,922	$34,621

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.02	$0.06	$0.09	$0.46
Net income attributable to common shareholders - diluted	0.02	0.06	0.09	0.46
Income from continuing operations attributable to common shareholders - basic	0.02	0.06	0.08	0.15
Income from continuing operations attributable to common shareholders - diluted	0.02	0.06	0.08	0.15

Weighted average number of common and
common equivalent shares outstanding:
Basic	69,100	66,094	67,898	61,087
Diluted	69,441	66,602	68,169	61,579

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
FUNDS FROM OPERATIONS	2010	2009	2010	2009

Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Real estate depreciation from continuing operations	42,457	41,636	126,350	127,141
Real estate depreciation from discontinued operations	-	198	325	566
Adjustments for unconsolidated joint ventures	2,292	1,935	6,753	5,812
Income allocated to noncontrolling interests	281	406	864	1,148
Gain on sale of discontinued operations	-	-	-	(16,887)
Funds from operations - diluted	$46,680	$48,112	$140,361	$146,266

PER SHARE DATA
Funds from operations - diluted	$0.65	$0.70	$1.98	$2.29
Cash distributions	0.45	0.45	1.35	1.60

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	72,025	68,959	70,779	63,967

PROPERTY DATA
Total operating properties (end of period) (a)	186	183	186	183
Total operating apartment homes in operating properties (end of period) (a)	63,964	63,286	63,964	63,286
Total operating apartment homes (weighted average)	50,929	50,383	50,729	50,639
Total operating apartment homes - excluding discontinued operations (weighted average)	50,327	49,781	50,127	49,589

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
				(In thousands)

(Unaudited)	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
ASSETS
Real estate assets, at cost
Land	$763,559	$746,195	$748,604	$747,921	$746,825
Buildings and improvements	4,613,036	4,521,376	4,527,523	4,512,124	4,484,335
	5,376,595	5,267,571	5,276,127	5,260,045	5,231,160
Accumulated depreciation	(1,263,173)	(1,221,422)	(1,191,604)	(1,149,056)	(1,107,227)
Net operating real estate assets	4,113,422	4,046,149	4,084,523	4,110,989	4,123,933
Properties under development and land	198,377	199,012	196,371	201,581	279,620
Investments in joint ventures	33,226	50,392	42,994	43,542	43,236
Properties held for sale, including land	9,737	9,692	-	-	6,622
Total real estate assets	4,354,762	4,305,245	4,323,888	4,356,112	4,453,411
Accounts receivable - affiliates	32,269	31,993	32,657	36,112	35,971
Notes receivable - affiliates	17,509	38,478	46,118	45,847	54,462
Other assets, net (a)	105,950	87,371	92,983	102,114	104,669
Cash and cash equivalents	91,071	128,155	28,553	64,156	81,683
Restricted cash	5,174	3,738	3,680	3,658	3,901
Total assets	$4,606,735	$4,594,980	$4,527,879	$4,607,999	$4,734,097

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,507,858	$1,590,287	$1,590,473	$1,645,926	$1,646,106
Secured	1,034,354	981,816	980,188	979,273	976,051
Accounts payable and accrued expenses	82,598	63,663	69,858	74,420	78,466
Accrued real estate taxes	40,340	28,416	17,005	23,241	42,386
Other liabilities (b)	144,146	137,020	138,136	145,176	145,464
Distributions payable	34,548	34,275	33,403	33,025	33,028
Total liabilities	2,843,844	2,835,477	2,829,063	2,901,061	2,921,501

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	804	798	778	770	770
Additional paid-in capital	2,673,606	2,641,354	2,548,722	2,525,656	2,522,525
Distributions in excess of net income attributable to common shareholders	(580,046)	(550,039)	(520,798)	(492,571)	(383,265)
Notes receivable secured by common shares	-	(102)	(101)	(101)	(101)
Treasury shares, at cost	(461,255)	(461,517)	(461,517)	(462,188)	(462,188)
Accumulated other comprehensive loss (c)	(41,302)	(43,718)	(42,093)	(41,155)	(44,921)
Total common shareholders' equity	1,591,807	1,586,776	1,524,991	1,530,411	1,632,820
Noncontrolling interest	73,159	74,802	75,900	78,602	81,851
Total shareholders' equity	1,664,966	1,661,578	1,600,891	1,609,013	1,714,671
Total liabilities and shareholders' equity	$4,606,735	$4,594,980	$4,527,879	$4,607,999	$4,734,097

(a) includes:
net deferred charges of:	$14,892	$10,193	$10,704	$11,113	$11,617

(b) includes:
deferred revenues of:	$2,347	$2,467	$2,467	$2,664	$2,938
distributions in excess of investments in joint ventures of:	$34,045	$33,074	$32,195	$31,410	$30,507
fair value adjustment of derivative instruments:	$43,267	$43,757	$42,119	$41,083	$44,730

(c) Represents the fair value adjustment of derivative instruments, gain on post retirement obligations and unrealized gain on available-for-sale securities, net of tax.

CAMDEN								PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2010 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)	4,525	1,035	5,560	508	6,068	-	6,068	187	6,255
Houston, TX (c)	4,188	527	4,715	1,793	6,508	459	6,967	-	6,967
Tampa, FL	5,503	-	5,503	-	5,503	-	5,503	-	5,503
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX (a)	4,545	1,118	5,663	456	6,119	-	6,119	-	6,119
Los Angeles/Orange County, CA	1,770	290	2,060	421	2,481	-	2,481	-	2,481
Charlotte, NC	3,418	156	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	420	3,977
Atlanta, GA (d)	3,202	-	3,202	-	3,202	-	3,202	110	3,312
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX	1,645	208	1,853	601	2,454	-	2,454	-	2,454
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	778	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	46,757	4,373	51,130	12,375	63,505	459	63,964	717	64,681

(a) Includes one property held for sale and reported in discontinued operations (602 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 459 units completed in lease-up in Houston, TX are held through joint venture investments.
(d) 110 units under construction in Atlanta, GA are held through a joint venture investment.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (g)

	"Same Property"	Operating	Incl. JVs at		Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
	Communities	Communities (e)	Pro Rata % (f)		2010	2010	2010	2009	2009
D.C. Metro	17.5%	20.0%	19.5%		96.4%	95.8%	94.1%	94.1%	95.9%
Houston, TX	8.6%	8.6%	9.4%		93.4%	93.8%	93.7%	93.3%	94.8%
Tampa, FL	8.9%	8.1%	7.7%		93.8%	93.5%	92.7%	92.6%	92.9%
Las Vegas, NV	7.1%	6.5%	7.3%		92.3%	92.3%	92.0%	90.6%	91.4%
SE Florida	7.6%	7.0%	6.7%		95.0%	95.1%	95.6%	94.6%	94.8%
Dallas, TX	6.4%	6.8%	6.6%		92.5%	91.6%	90.6%	90.9%	92.8%
Los Angeles/Orange County, CA	6.3%	6.3%	6.4%		93.3%	94.2%	93.5%	94.1%	94.1%
Charlotte, NC	6.1%	5.9%	5.6%		95.1%	95.2%	94.5%	94.0%	93.4%
Orlando, FL	5.7%	5.8%	5.5%		94.0%	93.2%	93.0%	92.8%	93.6%
Atlanta, GA	5.8%	5.3%	5.1%		94.2%	94.2%	92.6%	93.0%	93.4%
Raleigh, NC	5.1%	4.6%	4.4%		95.1%	94.5%	93.2%	92.9%	94.6%
Denver, CO	4.1%	3.8%	4.0%		95.7%	95.3%	92.3%	93.1%	95.2%
San Diego/Inland Empire, CA	3.7%	3.5%	3.3%		92.6%	94.3%	93.7%	92.4%	93.8%
Austin, TX	2.6%	2.7%	2.7%		94.8%	93.7%	93.0%	93.3%	94.2%
Phoenix, AZ	2.3%	2.1%	2.2%		92.0%	92.0%	93.2%	91.6%	90.3%
Other	2.2%	3.0%	3.6%		94.6%	95.0%	93.8%	93.8%	95.1%

Total Portfolio	100.0%	100.0%	100.0%		94.0%	93.8%	93.1%	92.7%	93.6%

(e) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(f) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(g) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under major redevelopment.

CAMDEN	COMPONENTS OF
PROPERTY NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2010	2009	Change	2010	2009	Change
"Same Property" Communities (a)	46,757	$142,750	$144,104	($1,354)	$423,030	$436,168	($13,138)
Non-"Same Property" Communities (b)	3,771	12,455	9,805	2,650	34,321	27,594	6,727
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	1,071	1,316	(245)	3,426	3,757	(331)
Total Property Revenues	51,135	$156,276	$155,225	$1,051	$460,777	$467,519	($6,742)

Property Expenses
"Same Property" Communities (a)	46,757	$57,888	$58,747	($859)	$171,352	$172,242	($890)
Non-"Same Property" Communities (b)	3,771	5,026	4,377	649	14,025	12,160	1,865
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	1,333	945	388	3,826	2,575	1,251
Total Property Expenses	51,135	$64,247	$64,069	$178	$189,203	$186,977	$2,226

Property Net Operating Income
"Same Property" Communities (a)	46,757	$84,862	$85,357	($495)	$251,678	$263,926	($12,248)
Non-"Same Property" Communities (b)	3,771	7,429	5,428	2,001	20,296	15,434	4,862
Development and Lease-Up Communities (c)	607	-	-	-	-	-	-
Other (d)	-	(262)	371	(633)	(400)	1,182	(1,582)
Total Property Net Operating Income	51,135	$92,029	$91,156	$873	$271,574	$280,542	($8,968)

Income from Discontinued Operations (e)		Three Months Ended September 30,			Nine Months Ended September 30,
		2010	2009		2010	2009
Property Revenues		$952	$1,149		$2,774	$5,752
Property Expenses		626	672		1,734	2,921
Property Net Operating Income		326	477		1,040	2,831
Depreciation and Amortization		-	(198)		(325)	(566)
Gain on sale of discontinued operations		-	-		-	16,887
Income from Discontinued Operations		$326	$279		$715	$19,152

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2009, or communities which underwent major redevelopment after January 1, 2009, excluding properties held for sale.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2009, excluding properties held for sale and communities under major redevelopment.

(d)	"Other" includes results from non-multifamily rental properties and expenses related to land holdings no longer under active development.
(e)	Represents operating results for communities disposed of during 2009 and communities held for sale at September 30, 2010, of which Camden has, or expects to have, no continuing involvement.

"SAME PROPERTY"
CAMDEN	THIRD QUARTER COMPARISONS
SEPTEMBER 30, 2010
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q10	3Q09	Growth	3Q10	3Q09	Growth	3Q10	3Q09	Growth

D.C. Metro	$21,142	$20,284	4.2%	$6,285	$6,472	(2.9%)	$14,857	$13,812	7.6%
Houston, TX	12,552	12,965	(3.2%)	5,267	5,536	(4.9%)	7,285	7,429	(1.9%)
Tampa, FL	13,993	14,131	(1.0%)	6,420	6,707	(4.3%)	7,573	7,424	2.0%
Las Vegas, NV	9,985	10,721	(6.9%)	3,929	4,184	(6.1%)	6,056	6,537	(7.4%)
SE Florida	10,907	10,871	0.3%	4,460	4,494	(0.8%)	6,447	6,377	1.1%
Dallas, TX	10,707	10,947	(2.2%)	5,264	5,275	(0.2%)	5,443	5,672	(4.0%)
Los Angeles/Orange County, CA	8,199	8,590	(4.6%)	2,886	2,790	3.4%	5,313	5,800	(8.4%)
Charlotte, NC	9,085	9,145	(0.7%)	3,925	3,815	2.9%	5,160	5,330	(3.2%)
Orlando, FL	8,564	8,803	(2.7%)	3,697	3,704	(0.2%)	4,867	5,099	(4.5%)
Atlanta, GA	8,740	8,769	(0.3%)	3,836	3,707	3.5%	4,904	5,062	(3.1%)
Raleigh, NC	6,956	6,875	1.2%	2,667	2,750	(3.0%)	4,289	4,125	4.0%
Denver, CO	5,507	5,436	1.3%	2,021	1,971	2.5%	3,486	3,465	0.6%
San Diego/Inland Empire, CA	5,450	5,561	(2.0%)	2,296	2,326	(1.3%)	3,154	3,235	(2.5%)
Austin, TX	4,249	4,229	0.5%	2,072	2,044	1.4%	2,177	2,185	(0.4%)
Phoenix, AZ	3,673	3,752	(2.1%)	1,697	1,679	1.1%	1,976	2,073	(4.7%)
Other	3,041	3,025	0.5%	1,166	1,293	(9.8%)	1,875	1,732	8.3%

Total Same Property	$142,750	$144,104	(0.9%)	$57,888	$58,747	(1.5%)	$84,862	$85,357	(0.6%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q10	3Q09	Change	3Q10	3Q09	Change

D.C. Metro	4,525		17.5%	96.9%	96.1%	0.8%	$1,434	$1,395	2.8%
Houston, TX	4,188		8.6%	93.2%	94.9%	(1.7%)	956	981	(2.6%)
Tampa, FL	5,503		8.9%	93.8%	92.9%	0.9%	747	755	(1.0%)
Las Vegas, NV	3,969		7.1%	92.9%	92.1%	0.8%	771	833	(7.4%)
SE Florida	2,520		7.6%	95.0%	94.8%	0.2%	1,365	1,348	1.2%
Dallas, TX	4,545		6.4%	94.4%	93.5%	0.9%	709	731	(3.1%)
Los Angeles/Orange County, CA	1,770		6.3%	93.3%	94.8%	(1.5%)	1,498	1,543	(2.9%)
Charlotte, NC	3,418		6.1%	95.0%	93.4%	1.6%	798	820	(2.6%)
Orlando, FL	3,296		5.7%	94.0%	93.6%	0.4%	784	811	(3.3%)
Atlanta, GA	3,202		5.8%	94.2%	93.4%	0.8%	835	840	(0.7%)
Raleigh, NC	2,704		5.1%	95.1%	94.6%	0.5%	758	748	1.4%
Denver, CO	1,851		4.1%	95.4%	95.1%	0.3%	900	882	2.0%
San Diego/Inland Empire, CA	1,196		3.7%	92.6%	93.8%	(1.2%)	1,476	1,468	0.6%
Austin, TX	1,645		2.6%	94.9%	94.2%	0.7%	765	767	(0.3%)
Phoenix, AZ	1,441		2.3%	92.4%	90.1%	2.3%	764	784	(2.5%)
Other	984		2.2%	93.5%	94.0%	(0.5%)	950	934	1.7%

Total Same Property	46,757		100.0%	94.3%	93.9%	0.4%	$935	$946	(1.2%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
SEPTEMBER 30, 2010
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	3Q10	2Q10	Growth	3Q10	2Q10	Growth	3Q10	2Q10	Growth

D.C. Metro	$21,142	$20,542	2.9%	$6,285	$6,046	4.0%	$14,857	$14,496	2.5%
Houston, TX	12,552	12,513	0.3%	5,267	5,271	(0.1%)	7,285	7,242	0.6%
Tampa, FL	13,993	13,816	1.3%	6,420	6,567	(2.2%)	7,573	7,249	4.5%
Las Vegas, NV	9,985	10,006	(0.2%)	3,929	3,910	0.5%	6,056	6,096	(0.7%)
SE Florida	10,907	10,780	1.2%	4,460	4,273	4.4%	6,447	6,507	(0.9%)
Dallas, TX	10,707	10,632	0.7%	5,264	5,082	3.6%	5,443	5,550	(1.9%)
Los Angeles/Orange County, CA	8,199	8,204	(0.1%)	2,886	2,675	7.9%	5,313	5,529	(3.9%)
Charlotte, NC	9,085	9,079	0.1%	3,925	3,785	3.7%	5,160	5,294	(2.5%)
Orlando, FL	8,564	8,478	1.0%	3,697	3,729	(0.9%)	4,867	4,749	2.5%
Atlanta, GA	8,740	8,626	1.3%	3,836	3,688	4.0%	4,904	4,938	(0.7%)
Raleigh, NC	6,956	6,864	1.3%	2,667	2,579	3.4%	4,289	4,285	0.1%
Denver, CO	5,507	5,383	2.3%	2,021	1,929	4.8%	3,486	3,454	0.9%
San Diego/Inland Empire, CA	5,450	5,460	(0.2%)	2,296	2,266	1.3%	3,154	3,194	(1.3%)
Austin, TX	4,249	4,140	2.6%	2,072	2,024	2.4%	2,177	2,116	2.9%
Phoenix, AZ	3,673	3,661	0.3%	1,697	1,587	6.9%	1,976	2,074	(4.7%)
Other	3,041	2,992	1.6%	1,166	1,209	(3.6%)	1,875	1,783	5.2%

Total Same Property	$142,750	$141,176	1.1%	$57,888	$56,620	2.2%	$84,862	$84,556	0.4%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	3Q10	2Q10	Change	3Q10	2Q10	Change

D.C. Metro	4,525		17.5%	96.9%	96.2%	0.7%	$1,434	$1,404	2.1%
Houston, TX	4,188		8.6%	93.2%	93.7%	(0.5%)	956	955	0.0%
Tampa, FL	5,503		8.9%	93.8%	93.5%	0.3%	747	740	0.9%
Las Vegas, NV	3,969		7.1%	92.9%	92.9%	0.0%	771	779	(1.1%)
SE Florida	2,520		7.6%	95.0%	95.1%	(0.1%)	1,365	1,345	1.5%
Dallas, TX	4,545		6.4%	94.4%	94.0%	0.4%	709	704	0.6%
Los Angeles/Orange County, CA	1,770		6.3%	93.3%	94.0%	(0.7%)	1,498	1,495	0.2%
Charlotte, NC	3,418		6.1%	95.0%	95.1%	(0.1%)	798	792	0.8%
Orlando, FL	3,296		5.7%	94.0%	93.1%	0.9%	784	784	0.0%
Atlanta, GA	3,202		5.8%	94.2%	94.2%	0.0%	835	817	2.2%
Raleigh, NC	2,704		5.1%	95.1%	94.5%	0.6%	758	744	1.9%
Denver, CO	1,851		4.1%	95.4%	95.5%	(0.1%)	900	880	2.2%
San Diego/Inland Empire, CA	1,196		3.7%	92.6%	94.3%	(1.7%)	1,476	1,456	1.4%
Austin, TX	1,645		2.6%	94.9%	93.9%	1.0%	765	752	1.7%
Phoenix, AZ	1,441		2.3%	92.4%	92.7%	(0.3%)	764	759	0.7%
Other	984		2.2%	93.5%	94.7%	(1.2%)	950	923	2.9%

Total Same Property	46,757		100.0%	94.3%	94.2%	0.1%	$935	$926	1.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY"
CAMDEN	YEAR TO DATE COMPARISONS
SEPTEMBER 30, 2010
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2010	2009	Growth	2010	2009	Growth	2010	2009	Growth

D.C. Metro	$61,510	$60,527	1.6%	$19,153	$18,926	1.2%	$42,357	$41,601	1.8%
Houston, TX	37,590	39,184	(4.1%)	15,770	16,101	(2.1%)	21,820	23,083	(5.5%)
Tampa, FL	41,470	42,682	(2.8%)	19,439	20,247	(4.0%)	22,031	22,435	(1.8%)
Las Vegas, NV	29,985	32,719	(8.4%)	11,739	11,823	(0.7%)	18,246	20,896	(12.7%)
SE Florida	32,442	33,258	(2.5%)	12,977	13,565	(4.3%)	19,465	19,693	(1.2%)
Dallas, TX	31,864	33,458	(4.8%)	15,408	15,625	(1.4%)	16,456	17,833	(7.7%)
Los Angeles/Orange County, CA	24,544	26,001	(5.6%)	8,258	8,127	1.6%	16,286	17,874	(8.9%)
Charlotte, NC	27,102	28,183	(3.8%)	11,519	11,183	3.0%	15,583	17,000	(8.3%)
Orlando, FL	25,490	26,595	(4.2%)	11,142	11,187	(0.4%)	14,348	15,408	(6.9%)
Atlanta, GA	25,812	26,781	(3.6%)	11,235	10,804	4.0%	14,577	15,977	(8.8%)
Raleigh, NC	20,451	20,702	(1.2%)	7,816	7,745	0.9%	12,635	12,957	(2.5%)
Denver, CO	16,006	16,197	(1.2%)	5,612	5,476	2.5%	10,394	10,721	(3.1%)
San Diego/Inland Empire, CA	16,310	16,434	(0.8%)	6,821	6,745	1.1%	9,489	9,689	(2.1%)
Austin, TX	12,460	12,765	(2.4%)	6,114	6,280	(2.6%)	6,346	6,485	(2.1%)
Phoenix, AZ	11,023	11,597	(4.9%)	4,863	4,796	1.4%	6,160	6,801	(9.4%)
Other	8,971	9,085	(1.3%)	3,486	3,612	(3.5%)	5,485	5,473	0.2%

Total Same Property	$423,030	$436,168	(3.0%)	$171,352	$172,242	(0.5%)	$251,678	$263,926	(4.6%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included		Contribution (a)	2010	2009	Change	2010	2009	Change

D.C. Metro	4,525		16.8%	95.8%	95.1%	0.7%	$1,409	$1,404	0.4%
Houston, TX	4,188		8.7%	93.6%	95.3%	(1.7%)	956	988	(3.2%)
Tampa, FL	5,503		8.8%	93.3%	93.3%	0.0%	742	766	(3.1%)
Las Vegas, NV	3,969		7.3%	92.7%	93.2%	(0.5%)	779	855	(8.8%)
SE Florida	2,520		7.7%	95.3%	94.9%	0.4%	1,348	1,374	(1.9%)
Dallas, TX	4,545		6.5%	93.7%	94.1%	(0.4%)	706	741	(4.6%)
Los Angeles/Orange County, CA	1,770		6.5%	93.4%	93.6%	(0.2%)	1,497	1,581	(5.3%)
Charlotte, NC	3,418		6.2%	94.9%	93.3%	1.6%	794	846	(6.1%)
Orlando, FL	3,296		5.7%	93.3%	93.8%	(0.5%)	784	828	(5.3%)
Atlanta, GA	3,202		5.8%	93.7%	93.4%	0.3%	823	859	(4.2%)
Raleigh, NC	2,704		5.0%	94.3%	94.2%	0.1%	746	754	(1.1%)
Denver, CO	1,851		4.1%	94.4%	94.8%	(0.4%)	884	891	(0.8%)
San Diego/Inland Empire, CA	1,196		3.8%	93.5%	93.1%	0.4%	1,461	1,487	(1.8%)
Austin, TX	1,645		2.5%	93.9%	93.7%	0.2%	756	782	(3.3%)
Phoenix, AZ	1,441		2.4%	92.9%	91.6%	1.3%	760	813	(6.4%)
Other	984		2.2%	94.5%	94.5%	0.0%	929	939	(1.0%)

Total Same Property	46,757		100.0%	94.0%	94.0%	0.0%	$928	$961	(3.4%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
SEPTEMBER 30, 2010
(In thousands, except property data amounts)

(Unaudited)

Quarterly Comparison (a)	3Q10	3Q09	$ Change	% Change	% of Actual 3Q10 Operating Expenses

Property taxes	$14,783	$16,255	($1,472)	(9.1%)	25.5%
Salaries and Benefits for On-site Employees	13,870	13,347	523	3.9%	24.0%
Utilities	13,736	12,857	879	6.8%	23.7%
Repairs and Maintenance	9,160	9,712	(552)	(5.7%)	15.8%
Property Insurance	2,669	3,117	(448)	(14.4%)	4.6%
Other	3,670	3,459	211	6.1%	6.4%

Total Same Property	$57,888	$58,747	($859)	(1.5%)	100.0%

Sequential Comparison (a)	3Q10	2Q10	$ Change	% Change	% of Actual 3Q10 Operating Expenses

Property taxes	$14,783	$16,045	($1,262)	(7.9%)	25.5%
Salaries and Benefits for On-site Employees	13,870	12,865	1,005	7.8%	24.0%
Utilities	13,736	11,999	1,737	14.5%	23.7%
Repairs and Maintenance	9,160	8,928	232	2.6%	15.8%
Property Insurance	2,669	3,293	(624)	(18.9%)	4.6%
Other	3,670	3,490	180	5.1%	6.4%

Total Same Property	$57,888	$56,620	$1,268	2.2%	100.0%

Year to Date Comparison (a)	2010	2009	$ Change	% Change	% of Actual 2010 Operating Expenses

Property taxes	$47,002	$50,124	($3,122)	(6.2%)	27.4%
Salaries and Benefits for On-site Employees	39,824	40,174	(350)	(0.9%)	23.2%
Utilities	37,675	35,796	1,879	5.2%	22.0%
Repairs and Maintenance	26,379	26,151	228	0.9%	15.4%
Property Insurance	9,757	9,457	300	3.2%	5.7%
Other	10,715	10,540	175	1.7%	6.3%

Total Same Property	$171,352	$172,242	($890)	(0.5%)	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended			Nine Months Ended
	September 30,			September 30,
OPERATING DATA (a)	2010	2009		2010	2009
Property Revenues
Rental revenues	$7,214	$6,666		$20,947	$19,622
Other property revenues	1,110	1,234		3,138	3,347
Total property revenues	8,324	7,900		24,085	22,969

Property Expenses
Property operating and maintenance	2,929	2,724		7,988	7,203
Real estate taxes	889	945		3,008	2,668
Total property expenses	3,818	3,669		10,996	9,871

Net Operating Income (NOI)	4,506	4,231		13,089	13,098

Other expenses
Interest	2,226	2,143		6,535	6,325
Depreciation and amortization	2,363	2,079		6,977	6,027
Other	161	47		362	154
Total other expenses	4,750	4,269		13,874	12,506

Equity in income (loss) of joint ventures	($244)	($38)		($785)	$592

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2010	2010	2010	2009	2009
BALANCE SHEET DATA (b)
Land	$207,835	$224,767	$224,767	$221,570	$219,549
Buildings and improvements	1,066,607	1,118,940	1,116,369	1,097,778	1,084,279
	1,274,442	1,343,707	1,341,136	1,319,348	1,303,828
Accumulated depreciation	(210,378)	(208,560)	(198,220)	(187,455)	(176,799)
Real estate assets, net	1,064,064	1,135,147	1,142,916	1,131,893	1,127,029
Properties under development and land	26,516	23,304	23,067	42,930	53,093
Cash and other assets, net	30,827	28,416	25,436	27,180	27,947
Total assets	$1,121,407	$1,186,867	$1,191,419	$1,202,003	$1,208,069

Notes payable	$949,870	$983,370	$982,546	$980,944	$979,032
Notes payable due to Camden	17,696	43,852	50,725	49,710	57,574
Other liabilities	19,193	16,639	14,443	19,425	21,319
Total liabilities	986,759	1,043,861	1,047,714	1,050,079	1,057,925

Members' equity	134,648	143,006	143,705	151,924	150,144
Total liabilities and members' equity	$1,121,407	$1,186,867	$1,191,419	$1,202,003	$1,208,069

Camden's equity investment	$33,226	$50,392	$42,994	$43,542	$43,236
Distributions in excess of investment in joint ventures	($34,045)	($33,074)	($32,195)	($31,410)	($30,507)

Camden's pro-rata share of debt (c)	$249,157	$261,102	$249,195	$248,410	$232,716

PROPERTY DATA (end of period)
Total operating properties	43	43	43	42	42
Total operating apartment homes	12,834	12,818	12,818	12,699	12,699
Pro rata share of operating apartment homes	2,905	2,843	2,793	2,758	2,615
Total development properties	1	0	0	1	1
Total development apartment homes	110	0	0	119	119
Pro rata share of development apartment homes	22	0	0	36	36

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2010 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Development Communities Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations

1.	Camden Lake Nona	420	$61.0	$25.7	$25.7	3Q10	4Q11	3Q12	4Q14
	Orlando, FL
2.	Camden Summerfield II	187	32.0	4.6	4.6	3Q10	2Q12	3Q12	2Q13
	Landover, MD

Total Development Communities		607	$93.0	$30.3	$30.3

Additional Development Pipeline & Land (a)					168.1

Total Properties Under Development and Land (per Balance Sheet)					$198.4

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
								Total Cost	3Q10 NOI
Development Communities stabilized at quarter end								$30.9	$0.3
Total Development NOI Contribution								$30.9	$0.3

(a)	Please refer to the Development Pipeline & Land Summary on page 19.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	JOINT VENTURE DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2010 ($ in millions)

					Camden
					Cash	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total		Total	Equity	Construction	Initial	Construction	Stabilized	As of 10/31/10
Communities Completed		Homes		Cost	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340		$50.2	$10.9	1Q07	1Q09	3Q09	2Q11	83%	80%
	Houston, TX

2.	Belle Meade	119		37.6	9.6	4Q07	3Q09	1Q10	1Q11	89%	85%
	Houston, TX
Total Joint Venture Third Party Developed Communities Completed		459		$87.8	$20.5					85%	81%

						Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Total	Amount	Construction	Initial	Construction	Stabilized	As of 10/31/10
Communities Under Construction		Homes	Budget	Cost	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Ivy Hall	110	$17.5	$15.9	$3.0	NA	NA	1Q11	2Q11	53%	47%
	Atlanta, GA
Total Joint Venture Third Party		110	$17.5	$15.9	$3.0					53%	47%
Developed Communities Under Construction

					Camden
					Cash	Camden
Joint Venture Third Party Developed		Total		Cost	Equity	Mezzanine
Pipeline Communities		Acres		to Date	Invested	Invested

1.	Lakes at 610	6.1		$7.3	$1.1	$3.4
	Houston, TX
Total Joint Venture Third Party Developed Pipeline Communities		6.1		$7.3	$1.1	$3.4

					Camden	Estimated
					Cash	Guaranteed
Joint Venture Third Party Developed		Total		Cost	Equity	Debt	4Q09
Impaired Communities		Acres		to Date	Invested	Payment (a)	Impairment

1.	Town Lake	25.9		$41.4	$9.3	$4.2	$13.4
	Austin, TX
Total Joint Venture Third Party Developed Impaired Communities		25.9		$41.4	$9.3	$4.2	$13.4

(a) The estimated guaranteed debt payment was included within the impairment charge recorded during 4Q09.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2010 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Noma	317	$28.8
	Washington, DC
2.	Camden Royal Oaks II	103	5.0
	Houston, TX
3.	Camden Countryway	348	17.4
	Tampa, FL
4.	Camden Celebration	438	17.7
	Orlando, FL
5.	Camden Montague	192	3.6
	Tampa, FL
6.	Camden City Centre II	260	5.1
	Houston, TX
7.	Camden 5400 North Lamar	291	4.3
	Austin, TX
8.	Camden South Capitol	276	9.1
	Washington, DC
9.	Camden Amber Oaks II	244	1.8
	Austin, TX

Development Pipeline		2,469	$92.8

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	16.3	9.9
	Denver, CO	23.3	11.6
	Dallas, TX	7.2	8.6
	Southeast Florida	2.2	4.6
	Las Vegas, NV	19.6	4.2
	Other	4.8	1.8

Land Holdings		76.3	$75.3

Total Development Pipeline and Land			$168.1

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF SEPTEMBER 30, 2010 ($ in thousands)

			09/30/10	09/30/10	06/30/10
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	0	$0	$20,776
Houston, TX	Multifamily	Stable/Predevelopment	590	8,003	8,100
College Park, MD	Multifamily	Stable	508	9,506	9,602

Total Notes Receivable:			1,098	$17,509	$38,478

Weighted Average Interest Rate Recognized:				9.3%	4.5%

CAMDEN			ACQUISITIONS & DISPOSITIONS

(Unaudited)

2010 ACQUISITION/DISPOSITION ACTIVITY

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Yorktown	Houston, TX	Multifamily	306	2008	07/08/10
2.	Camden Ivy Hall	Atlanta, GA	Multifamily	110	2010	07/27/10

Total Acquisition Volume:		$8.0 million (a)		416 apartment homes

Dispositions		Location	Property Type	Acreage		Closing Date
1.	Andrau Land Parcel 1	Houston, TX	Undeveloped Land	0.7		04/19/10
2.	Andrau Land Parcel 2	Houston, TX	Undeveloped Land	1.0		05/25/10

Total Disposition Volume:		$0.9 million		1.7 acres

(a) Represents Camden's pro-rata ownership.

CAMDEN				DEBT ANALYSIS
				(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2010:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2010	$1,148	$0	$0	$1,148	0.0%	0.0%
2011	4,220	31,328	122,966	158,514	6.2%	6.2%
2012	3,458	69,541	689,667	762,666	30.0%	5.4%
2013	2,177	25,831	200,000	228,008	9.0%	5.4%
2014	2,135	8,827	0	10,962	0.4%	6.0%
Thereafter	84,164	800,000	496,750	1,380,914	54.4%	4.7%
Total Maturing Debt	$97,302	$935,527	$1,509,383	$2,542,212	100.0%	5.0%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$97,302	$935,527	$1,509,383	$2,542,212	100.0%	5.0%

Weighted Average Maturity of Debt		5.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$230,395	9.1%	1.3%	9.3 Years
Fixed rate debt		2,311,817	90.9%	5.4%	5.4 Years
Total		$2,542,212	100.0%	5.0%	5.7 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,507,858	59.3%	5.5%	3.3 Years
Secured debt		1,034,354	40.7%	4.3%	9.4 Years
Total		$2,542,212	100.0%	5.0%	5.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$803,959	77.8%	5.2%	9.4 Years
Conventional variable-rate mortgage debt (a)		189,779	18.3%	1.2%	7.5 Years
Tax exempt variable rate debt		40,616	3.9%	1.7%	17.7 Years
Total		$1,034,354	100.0%	4.3%	9.4 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,822	73.1%	$4,008,153	71.6%
Encumbered real estate assets		13,915	26.9%	1,587,495	28.4%
Total		51,737	100.0%	$5,595,648	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.7 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $31.3MM balance at 9/30/10, of which $16.6MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2010 AND 2011:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
4Q 2010	$1,148	$0	$0	$1,148	N/A
2010	$1,148	$0	$0	$1,148	N/A

1Q 2011	$1,183	$0	$87,966	$89,149	7.7%
2Q 2011	1,100	0	35,000	36,100	5.0%
3Q 2011	956	31,328	0	32,284	3.5%
4Q 2011	981	0	0	981	N/A
2011	$4,220	$31,328	$122,966	$158,514	6.2%

CAMDEN		DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	44%	Yes

Secured Debt to Gross Asset Value	≤	35%	18%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	217%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	275%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	11.5%	15%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	44%	Yes

Total Secured Debt to Total Asset Value	≤	40%	18%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	281%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	246%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN			UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2010:

	Future Scheduled Repayments (a)				Weighted Average
		Secured		Percent	Interest Rate on
Year (b)	Amortization	Maturities (c)	Total	of Total	Maturing Debt
2010 (c)	$95	$78,740	$78,835	31.6%	2.4%
2011	445	23,150	23,595	9.5%	1.4%
2012	515	111,275	111,790	44.9%	5.1%
2013	605	0	605	0.2%	N/A
2014	582	11,710	12,292	4.9%	5.7%
Thereafter	5,052	16,554	21,606	8.7%	4.1%
Total Maturing Debt	$7,294	$241,429	$248,723	99.8%	3.8%

Subscription line of credit (d)	0	434	434	0.2%	1.5%
Total Debt	$7,294	$241,863	$249,157	100.0%	3.8%

Weighted Average Maturity of Debt (b)		2.0 Years

Total Recourse Exposure (e)		$47,768

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$116,884	46.9%	2.0%	1.4 Years
Fixed rate debt		132,273	53.1%	5.3%	2.5 Years
Total		$249,157	100.0%	3.8%	2.0 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$132,273	53.1%	5.3%	2.5 Years
Conventional variable-rate mortgage debt		9,980	4.0%	1.8%	3.8 Years
Tax exempt variable rate debt		4,579	1.8%	0.7%	21.5 Years
Variable-rate construction loans		101,891	40.9%	2.1%	0.2 Years
Subscription line of credit		434	0.2%	1.5%	0.9 Years
Total		$249,157	100.0%	3.8%	2.0 Years

REAL ESTATE ASSETS: (f)		Total Homes	Total Cost
Operating real estate assets		12,834	$1,236,405
Development real estate assets		110	15,858
Predevelopment and impaired real estate assets		-	48,695
Total		12,944	$1,300,958

(a) Excludes Camden's pro-rata share of Notes Payable due to Camden.
(b) Excluding unexercised extension options.
(c) Includes Camden's pro-rata portion of a joint venture construction loan ($20.0 million) which originally matured in April 2010. The construction lender has extended the mandatory payment due date until 4Q 2010. In December 2009 Camden recorded an impairment charge for the full amount of its guaranty obligation and does not anticipate incurring any additional expenses associated with this loan

(d) As of September 30, 2010 these borrowings were drawn under a subscription secured line of credit with $5.0 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(e) Represents Camden's potential liability under joint venture construction loan guarantees as of September 30, 2010.
(f) Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
		DEBT MATURITY ANALYSIS
		(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2010 and 2011: (a)

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities (b)	Total	Maturing Debt
4Q 2010(b)	$95	$78,740	$78,835	2.4%
2010	$95	$78,740	$78,835	2.4%

1Q 2011	$100	$5,287	$5,387	1.9%
2Q 2011	99	17,863	17,962	1.3%
3Q 2011	121	434	555	1.5%
4Q 2011	125	0	125	N/A
2011	$445	$23,584	$24,029	1.4%

(a) 3Q 2011 maturities include a subscription secured line of credit with $434 (Camden's pro-rata share) outstanding as of September 30, 2010. The line of credit has $5.0 million in total capacity.
(b) Includes Camden's pro-rata portion of a joint venture construction loan ($20.0 million) which originally matured in April 2010. The construction lender has extended the mandatory payment due date until 4Q 2010. In December 2009 Camden recorded an impairment charge for the full amount of its guaranty obligation and does not anticipate incurring any additional expenses associated with this loan.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)
		Third Quarter 2010 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$3,169	$62	$1,056	$21
	Appliances	9.6 years	1,709	34	236	5
	Painting	-	-	-	1,849	36
	Cabinetry/Countertops	10.0 years	285	6	-	-
	Other	10.5 years	908	18	513	10
	Exteriors
	Painting	5.0 years	843	17	-	-
	Carpentry	10.0 years	399	8	-	-
	Landscaping	6.4 years	269	5	2,386	47
	Roofing	20.0 years	238	5	105	2
	Site Drainage	10.0 years	110	2	-	-
	Fencing/Stair	10.0 years	165	3	-	-
	Other (b)	8.0 years	1,190	23	2,412	47
	Common Areas
	Mech., Elec., Plumbing	9.5 years	1,118	22	1,076	21
	Parking/Paving	5.0 years	456	9	-	-
	Pool/Exercise/Facility	6.8 years	767	15	422	8

			$11,626	$228	$10,055	$197

	Weighted Average Apartment Homes			50,929		50,929

		Year to Date 2010 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$7,240	$143	$2,532	$50
	Appliances	9.6 years	3,327	66	585	12
	Painting	-	-	-	4,477	88
	Cabinetry/Countertops	10.0 years	671	13	-	-
	Other	10.5 years	2,678	53	1,377	27
	Exteriors
	Painting	5.0 years	1,529	30	-	-
	Carpentry	10.0 years	1,925	38	-	-
	Landscaping	6.4 years	821	16	8,142	160
	Roofing	20.0 years	1,708	34	281	6
	Site Drainage	10.0 years	283	6	-	-
	Fencing/Stair	10.0 years	537	11	-	-
	Other (c)	8.0 years	3,167	62	7,328	144
	Common Areas
	Mech., Elec., Plumbing	9.5 years	2,671	53	2,717	54
	Parking/Paving	5.0 years	737	15	-	-
	Pool/Exercise/Facility	6.8 years	2,684	53	1,096	22

			$29,978	$591	$28,535	$562

	Weighted Average Apartment Homes			50,729		50,729

(a)	Includes discontinued operations. Capitalized expenditures for discontinued operations were $46 and $131 for the three and nine months
	ended September 30, 2010, respectively. Maintenance expenses for discontinued operations were $74 and $191 for the same periods.
(b)	Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2010.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Real estate depreciation from continuing operations	42,457	41,636	126,350	127,141
Real estate depreciation from discontinued operations	-	198	325	566
Adjustments for unconsolidated joint ventures	2,292	1,935	6,753	5,812
Income allocated to noncontrolling interests	281	406	864	1,148
Gain on sale of discontinued operations	-	-	-	(16,887)
Funds from operations - diluted	$46,680	$48,112	$140,361	$146,266

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	69,441	66,602	68,169	61,579
FFO diluted	72,025	68,959	70,779	63,967

Net income attributable to common shareholders - diluted	$0.02	$0.06	$0.09	$0.46
FFO per common share - diluted	$0.65	$0.70	$1.98	$2.29

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	4Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.05	$0.09	$0.14	$0.18
Expected real estate depreciation	$0.58	$0.58	$2.35	$2.35
Expected adjustments for unconsolidated joint ventures	$0.03	$0.03	$0.13	$0.13
Expected income allocated to noncontrolling interests	$0.00	$0.00	$0.02	$0.02
Expected FFO per share - diluted	$0.66	$0.70	$2.64	$2.68

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Less: Fee and asset management income	(2,145)	(1,818)	(6,028)	(6,093)
Less: Interest and other income	(451)	(582)	(3,988)	(2,414)
Less: (Income) loss on deferred compensation plans	(6,918)	(8,194)	(6,818)	(11,702)
Plus: Property management expense	4,789	4,377	14,994	13,848
Plus: Fee and asset management expense	1,155	1,074	3,611	3,512
Plus: General and administrative expense	7,568	7,532	22,339	23,010
Plus: Interest expense	31,781	31,117	95,078	97,364
Plus: Depreciation and amortization	43,685	42,697	129,963	130,197
Plus: Amortization of deferred financing costs	1,185	682	2,624	2,356
Plus: Expense (benefit) on deferred compensation plans	6,918	8,194	6,818	11,702
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	244	38	785	(592)
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income (loss) allocated to noncontrolling interests	432	505	542	1,448
Plus: Income tax expense - current	712	126	1,286	772
Less: (Income) from discontinued operations	(326)	(279)	(715)	(2,265)
Less: (Gain) loss on sale of discontinued operations	-	-	-	(16,887)
Net Operating Income (NOI)	$92,029	$91,156	$271,574	$280,542

"Same Property" Communities	$84,862	$85,357	$251,678	$263,926
Non-"Same Property" Communities	7,429	5,428	20,296	15,434
Other	(262)	371	(400)	1,182
Net Operating Income (NOI)	$92,029	$91,156	$271,574	$280,542

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net income attributable to common shareholders	$1,650	$3,937	$6,069	$28,486
Plus: Interest expense	31,781	31,117	95,078	97,364
Plus: Amortization of deferred financing costs	1,185	682	2,624	2,356
Plus: Depreciation and amortization	43,685	42,697	129,963	130,197
Plus: Income allocated to perpetual preferred units	1,750	1,750	5,250	5,250
Plus: Income (loss) allocated to noncontrolling interests	432	505	542	1,448
Plus: Income tax expense - current	712	126	1,286	772
Plus: Real estate depreciation and amortization from discontinued operations	-	198	325	566
Less: (Gain) on sale of properties, including land	-	-	(236)	-
Plus: Loss on early retirement of debt	-	-	-	2,550
Less: Equity in (income) loss of joint ventures	244	38	785	(592)
Less: (Gain) loss on sale of discontinued operations	-	-	-	(16,887)
EBITDA	$81,439	$81,050	$241,686	$251,510

CAMDEN					OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q4 '10	Q1 '11	Q2 '11	Q3 '11
Earnings release & conference call		Early Feb	Early May	Early Aug	Late Oct

Dividend Information - Common Shares:		Q1 '10	Q2 '10	Q3 '10
Declaration Date		03/15/10	06/15/10	09/15/10
Record Date		03/31/10	06/30/10	09/30/10
Payment Date		04/16/10	07/16/10	10/18/10
Distributions Per Share		$0.45	$0.45	$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo		Chairman & Chief Executive Officer
D. Keith Oden		President
H. Malcolm Stewart		Chief Operating Officer
Dennis M. Steen		Chief Financial Officer
Kimberly A. Callahan		Vice President - Investor Relations

CAMDEN					COMMUNITY TABLE
					Community Statistics as of 9/30/10

(Unaudited)							3Q10 Avg
			Year Placed	Average	Apartment	3Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$763	$0.97
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	89%	655	0.62
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	828	0.78
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	95%	737	0.80
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	864	0.83
Camden Sierra (1)	Peoria	AZ	1997	925	288	91%	639	0.69
Camden Towne Center (1)	Glendale	AZ	1998	871	240	90%	655	0.75
Camden Vista Valley	Mesa	AZ	1986	923	357	90%	598	0.65
TOTAL ARIZONA	8	Properties		951	2,433	92%	727	0.77

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	93%	1,507	1.49
Camden Harbor View	Long Beach	CA	2004	975	538	93%	1,851	1.90
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	93%	1,795	1.78
Camden Martinique	Costa Mesa	CA	1986	794	714	93%	1,241	1.56
Camden Parkside (1)	Fullerton	CA	1972	836	421	94%	1,170	1.40
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,423	1.60
Total Los Angeles/Orange County	6	Properties		904	2,481	93%	1,477	1.63

Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,523	1.47
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	91%	1,480	1.54
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,818	2.03
Camden Vineyards	Murrieta	CA	2002	1,053	264	92%	1,202	1.14
Total San Diego/Inland Empire	4	Properties		995	1,196	93%	1,476	1.48

TOTAL CALIFORNIA	10	Properties		934	3,677	93%	1,477	1.58

Camden Caley	Englewood	CO	2000	925	218	97%	855	0.92
Camden Centennial	Littleton	CO	1985	744	276	94%	660	0.89
Camden Denver West (1)	Golden	CO	1997	1,015	320	97%	1,049	1.03
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,104	0.96
Camden Interlocken	Broomfield	CO	1999	1,022	340	97%	1,088	1.06
Camden Lakeway	Littleton	CO	1997	932	451	94%	883	0.95
Camden Pinnacle	Westminster	CO	1985	748	224	95%	677	0.90
TOTAL COLORADO	7	Properties		949	2,171	96%	922	0.97

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	98%	1,336	1.26
Camden Clearbrook	Frederick	MD	2007	1,048	297	98%	1,223	1.17
Camden College Park (1)	College Park	MD	2008	942	508	94%	1,532	1.63
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,467	1.49
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	1,488	1.41
Camden Fairfax Corner	Fairfax	VA	2006	934	488	97%	1,533	1.64
Camden Fallsgrove	Rockville	MD	2004	996	268	98%	1,519	1.53
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,295	3.40
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,263	1.26
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	93%	1,525	1.48
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,402	1.64
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,824	2.18
Camden Roosevelt	Washington	DC	2003	856	198	98%	2,252	2.63
Camden Russett	Laurel	MD	2000	992	426	94%	1,336	1.35
Camden Silo Creek	Ashburn	VA	2004	975	284	99%	1,269	1.30
Camden Summerfield	Landover	MD	2008	957	291	93%	1,533	1.60
Camden Westwind	Ashburn	VA	2006	1,036	464	98%	1,269	1.22
TOTAL DC METRO	17	Properties		969	6,068	96%	1,473	1.52

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,314	1.19
Camden Brickell	Miami	FL	2003	937	405	97%	1,355	1.45
Camden Doral	Miami	FL	1999	1,120	260	96%	1,435	1.28
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,537	1.23
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	92%	1,504	1.44
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,236	1.03
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,273	1.14
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,365	1.24

Camden Club	Longwood	FL	1986	1,077	436	92%	809	0.75
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	95%	910	0.85
Camden Lago Vista	Orlando	FL	2005	955	366	94%	842	0.88
Camden Landings	Orlando	FL	1983	748	220	94%	637	0.85
Camden Lee Vista	Orlando	FL	2000	937	492	95%	801	0.85
Camden Orange Court	Orlando	FL	2008	812	261	94%	1,030	1.28
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	743	0.83
Camden Reserve	Orlando	FL	1990/1991	824	526	93%	680	0.82
Camden World Gateway	Orlando	FL	2000	979	408	95%	872	0.89
Total Orlando	9	Properties		928	3,557	94%	802	0.86

CAMDEN					COMMUNITY TABLE
Community Statistics as of 9/30/10

(Unaudited)							3Q10 Avg
			Year Placed	Average	Apartment	3Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	792	0.84
Camden Bay Pointe	Tampa	FL	1984	771	368	93%	644	0.84
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	687	0.92
Camden Citrus Park	Tampa	FL	1985	704	247	94%	632	0.90
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	92%	636	0.87
Camden Lakeside	Brandon	FL	1986	729	228	91%	705	0.97
Camden Live Oaks	Tampa	FL	1990	1,093	770	94%	759	0.69
Camden Preserve	Tampa	FL	1996	942	276	95%	948	1.01
Camden Providence Lakes	Brandon	FL	1996	1,024	260	92%	854	0.83
Camden Royal Palms	Brandon	FL	2006	1,017	352	93%	904	0.89
Camden Westshore	Tampa	FL	1986	728	278	95%	770	1.06
Camden Woods	Tampa	FL	1986	1,223	444	94%	777	0.64
Total Tampa/St. Petersburg	12	Properties		897	5,503	94%	747	0.83

TOTAL FLORIDA	28	Properties		951	11,580	94%	898	0.94

Camden Brookwood	Atlanta	GA	2002	912	359	96%	916	1.00
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	833	0.83
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	885	0.75
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	93%	933	1.00
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	94%	839	0.82
Camden River	Duluth	GA	1997	1,103	352	95%	828	0.75
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	805	0.70
Camden St. Clair	Atlanta	GA	1997	999	336	95%	859	0.86
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	91%	729	0.72
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	91%	701	0.61
TOTAL GEORGIA	10	Properties		1,042	3,202	94%	835	0.80

Camden Brookside (1)	Louisville	KY	1987	732	224	96%	648	0.88
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	96%	673	0.90
Camden Oxmoor (1)	Louisville	KY	2000	903	432	96%	820	0.91
Camden Prospect Park (1)	Louisville	KY	1990	916	138	94%	763	0.83
TOTAL KENTUCKY	4	Properties		820	1,194	96%	732	0.89

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	92%	642	0.77
Total Kansas City	1	Property		834	596	92%	642	0.77

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	94%	617	0.72
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	96%	821	0.99
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	95%	742	0.78
Camden Westchase (1)	St. Louis	MO	1986	945	160	97%	846	0.90
Total St. Louis	4	Properties		896	1,447	95%	733	0.82

TOTAL MISSOURI	5	Properties		878	2,043	94%	706	0.80

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	93%	737	0.78
Camden Breeze	Las Vegas	NV	1989	846	320	93%	730	0.86
Camden Canyon	Las Vegas	NV	1995	987	200	95%	866	0.88
Camden Commons	Henderson	NV	1988	936	376	93%	752	0.80
Camden Cove	Las Vegas	NV	1990	898	124	92%	742	0.83
Camden Del Mar	Las Vegas	NV	1995	986	560	94%	895	0.91
Camden Fairways	Henderson	NV	1989	896	320	95%	870	0.97
Camden Hills	Las Vegas	NV	1991	439	184	88%	520	1.18
Camden Legends	Henderson	NV	1994	792	113	92%	827	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	92%	742	0.82
Camden Pines (1)	Las Vegas	NV	1997	982	315	94%	787	0.80
Camden Pointe	Las Vegas	NV	1996	983	252	94%	755	0.77
Camden Summit (1)	Henderson	NV	1995	1,187	234	95%	1,084	0.91
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	94%	848	0.81
Camden Vintage	Las Vegas	NV	1994	978	368	90%	722	0.74
Oasis Bay (1)	Las Vegas	NV	1990	876	128	97%	761	0.87
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	93%	783	0.80
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	91%	653	0.75
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	93%	800	0.70
Oasis Island (1)	Las Vegas	NV	1990	901	118	93%	653	0.72
Oasis Landing (1)	Las Vegas	NV	1990	938	144	93%	697	0.74
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	91%	737	0.71
Oasis Palms (1)	Las Vegas	NV	1989	880	208	90%	680	0.77
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	93%	732	0.79
Oasis Place (1)	Las Vegas	NV	1992	440	240	88%	524	1.19
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	87%	434	1.11
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	92%	796	0.86
Oasis Springs (1)	Las Vegas	NV	1988	838	304	92%	610	0.73
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	89%	747	0.65
TOTAL NEVADA	29	Properties		903	8,016	92%	743	0.82

CAMDEN					COMMUNITY TABLE
Community Statistics as of 9/30/10

(Unaudited)							3Q10 Avg
			Year Placed	Average	Apartment	3Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	809	0.77
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,032	1.14
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,034	1.21
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	748	0.72
Camden Forest	Charlotte	NC	1989	703	208	89%	546	0.78
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	699	0.74
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,147	1.09
Camden Habersham	Charlotte	NC	1986	773	240	96%	589	0.76
Camden Park Commons	Charlotte	NC	1997	861	232	93%	628	0.73
Camden Pinehurst	Charlotte	NC	1967	1,147	407	95%	711	0.62
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	735	0.76
Camden Simsbury	Charlotte	NC	1985	874	100	97%	679	0.78
Camden South End Square	Charlotte	NC	2003	882	299	94%	945	1.07
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	850	0.77
Camden Touchstone	Charlotte	NC	1986	899	132	95%	699	0.78
Total Charlotte	15	Properties		961	3,574	95%	794	0.83

Camden Crest	Raleigh	NC	2001	1,013	438	94%	736	0.73
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	812	0.78
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	754	0.71
Camden Manor Park	Raleigh	NC	2006	966	484	96%	802	0.83
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	850	0.80
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	664	0.68
Camden Westwood	Morrisville	NC	1999	1,027	354	93%	725	0.71
Total Raleigh	7	Properties		1,017	2,704	95%	758	0.75

TOTAL NORTH CAROLINA	22	Properties		985	6,278	95%	779	0.79

Camden Valleybrook	Chadds Ford	PA	2002	992	352	94%	1,271	1.28
TOTAL PENNSYLVANIA	1	Property		992	352	94%	1,271	1.28

Camden Amber Oaks (1)	Austin	TX	2009	862	348	95%	772	0.90
Camden Cedar Hills	Austin	TX	2008	911	208	94%	925	1.02
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	920	0.96
Camden Huntingdon	Austin	TX	1995	903	398	96%	702	0.78
Camden Laurel Ridge	Austin	TX	1986	702	183	89%	569	0.81
Camden Ridgecrest	Austin	TX	1995	855	284	96%	652	0.76
Camden South Congress (1)	Austin	TX	2001	975	253	94%	1,299	1.33
Camden Stoneleigh	Austin	TX	2001	908	390	96%	848	0.93
Total Austin	8	Properties		894	2,454	95%	834	0.93

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	889	1.03
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	93%	671	0.87
Camden Miramar (2)	Corpus Christi	TX	1994-2004	482	778	66%	959	1.99
Total Corpus Christi	3	Properties		632	1,410	93%	875	1.38

Camden Addison (1)	Addison	TX	1996	942	456	94%	766	0.81
Camden Buckingham	Richardson	TX	1997	919	464	96%	758	0.82
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	759	0.83
Camden Cimarron	Irving	TX	1992	772	286	95%	754	0.98
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	848	0.91
Camden Gardens	Dallas	TX	1983	652	256	95%	518	0.79
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	720	0.82
Camden Legacy Creek	Plano	TX	1995	831	240	96%	803	0.97
Camden Legacy Park	Plano	TX	1996	871	276	97%	814	0.93
Camden Oasis (3)	Euless	TX	1986	548	602	77%	519	0.95
Camden Springs	Dallas	TX	1987	713	304	93%	536	0.75
Camden Valley Creek	Irving	TX	1984	855	380	93%	627	0.73
Camden Valley Park	Irving	TX	1986	743	516	93%	688	0.93
Camden Valley Ridge	Irving	TX	1987	773	408	92%	568	0.74
Camden Westview	Lewisville	TX	1983	697	335	91%	581	0.83
Total Dallas/Ft. Worth	15	Properties		808	6,119	93%	692	0.86

CAMDEN					COMMUNITY TABLE
Community Statistics as of 9/30/10

(Unaudited)							3Q10 Avg
			Year Placed	Average	Apartment	3Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Belle Meade (1) (4)	Houston	TX	2010	1,414	119	Lease-up	2,581	1.83
	Braeswood Place (1) (4)	Houston	TX	2009	1,042	340	Lease-up	1,377	1.32
	Camden Baytown	Baytown	TX	1999	844	272	86%	786	0.93
	Camden City Centre	Houston	TX	2007	932	379	92%	1,259	1.35
	Camden Creek	Houston	TX	1984	639	456	91%	577	0.90
	Camden Greenway	Houston	TX	1999	861	756	96%	1,013	1.18
	Camden Holly Springs (1)	Houston	TX	1999	934	548	94%	867	0.93
	Camden Midtown	Houston	TX	1999	844	337	95%	1,173	1.39
	Camden Oak Crest	Houston	TX	2003	870	364	94%	809	0.93
	Camden Park (1)	Houston	TX	1995	866	288	94%	770	0.89
	Camden Plaza (1)	Houston	TX	2007	915	271	94%	1,213	1.33
	Camden Royal Oaks	Houston	TX	2006	923	236	90%	1,107	1.20
	Camden Steeplechase	Houston	TX	1982	748	290	88%	624	0.83
	Camden Stonebridge	Houston	TX	1993	845	204	95%	784	0.93
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	95%	887	0.96
	Camden Travis Street (1)	Houston	TX	2010	819	253	96%	1,249	1.53
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,107	1.28
	Camden Whispering Oaks	Houston	TX	2008	934	274	91%	968	1.04
	Camden Yorktown (1)	Houston	TX	2008	995	306	96%	806	0.81
	Total Houston	19	Properties		883	6,967	94%	1,000	1.13

	TOTAL TEXAS	45	Properties		837	16,950	94%	855	1.02

TOTAL PROPERTIES		186	Properties		919	63,964	94%	$927	$1.01

(1)	Communities owned through investment in joint venture.
(2)	Miramar is a student housing community which is excluded from total occupancy numbers.
(3)	Community held for sale as of September 30, 2010.
(4)	Completed communities in lease-up as of September 30, 2010 are excluded from total occupancy numbers.